October 10, 2008 Supplement

SUPPLEMENT DATED OCTOBER 10, 2008 TO THE PROSPECTUS OF

Active Assets California Tax-Free Trust, dated October 31, 2007
Active Assets Government Securities Trust, dated October 31, 2007
Active Assets Institutional Government Securities Trust, dated October 31, 2007
Active Assets Institutional Money Trust, dated October 31, 2007
Active Assets Money Trust, dated October 31, 2007
Active Assets Tax-Free Trust, dated October 31, 2007
Morgan Stanley California Tax-Free Daily Income Trust, dated April 30, 2008
Morgan Stanley Liquid Asset Fund Inc., dated December 31, 2007
Morgan Stanley New York Municipal Money Market Trust, dated April 30, 2008
Morgan Stanley Tax-Free Daily Income Trust, dated April 30, 2008
Morgan Stanley U.S. Government Money Market Trust, dated May 30, 2008
(each, the “Fund”)

The Fund has applied to participate in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (“Guarantee Program”). Under the Guarantee Program, the U.S. Treasury will guarantee the share price of any participating fund held by a shareholder as of the close of business on September 19, 2008. Any additional investments made by a shareholder after September 19, 2008 in excess of the amount held on that date will not be covered. The Fund will bear the expenses of participating in the Guarantee Program. The Guarantee Program remains in effect until December 18, 2008 unless extended by the U.S. Treasury Department. Further information about the Guarantee Program can be obtained at www.ustreas.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MULTIFNDSPT4